H. Income Taxes (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012
H. Income Taxes Details 1
Effective income tax rate	0.00%	0.00%
United States Federal income tax at statutory rate	$ (1,091)	$ 577
State income taxes (net of federal benefit)	5	99
Warrant expense	173	(1,621)
Prior year deferred true up	(1,684)	(365)
Change in valuation reserves	(1,863)	1,119
FIN 48	4,396	0
Other	66	193
Provision for income taxes	$ 2	$ 2